UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K
___________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 25, 2022
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VALVOLINE INC.
(Exact name of registrant as specified in its charter)
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Kentucky	001-37884	30-0939371
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Valvoline Way
Lexington, KY 40509
(Address of Principal Executive Offices)

(859) 357-7777
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	VVV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On January 25, 2022, Valvoline held its Annual Meeting of Shareholders (“Annual Meeting”). At the Annual Meeting, a total of 165,384,633 shares of Valvoline Common Stock, representing 91.89% of the shares outstanding and eligible to vote and constituting a quorum, were represented in person or by valid proxies. The final results for each of the matters submitted to a vote of shareholders at the Annual Meeting are as follows:

Proposal 1: All of the nominees for director were elected to serve a one-year term until the following annual meeting of Valvoline’s shareholders and until their successors have been duly elected and qualified, by the votes set forth in the table below:

Nominees	For	Against	Abstain	Broker Non-Vote
Gerald W. Evans, Jr.	153,988,320	916,716	147,006	10,332,591
Richard J. Freeland	154,050,081	831,464	170,497	10,332,591
Stephen F. Kirk	154,004,374	893,891	153,777	10,332,591
Carol H. Kruse	153,941,164	951,167	159,711	10,332,591
Stephen E. Macadam	154,041,395	868,137	142,510	10,332,591
Vada O. Manager	151,015,442	3,898,751	137,849	10,332,591
Samuel J. Mitchell, Jr.	154,219,341	663,148	169,553	10,332,591
Charles M. Sonsteby	154,028,832	881,702	141,508	10,332,591
Mary J. Twinem	153,953,315	926,225	172,502	10,332,591

Proposal 2: The appointment of Ernst & Young LLP as Valvoline’s independent registered public accounting firm for fiscal 2022 was ratified by the shareholders by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Vote
164,852,228	343,532	188,873	0

Proposal 3: The non-binding advisory resolution approving the compensation paid to Valvoline’s named executive officers, as disclosed in Valvoline’s Proxy Statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, was approved by the shareholders by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Vote
149,621,607	4,896,304	534,131	10,332,591

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALVOLINE INC.

Date: January 26, 2022	By:	/s/ Julie M. O'Daniel
Julie M. O'Daniel
Senior Vice President, Chief Legal Officer and Corporate Secretary

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